LETTER TO SHAREHOLDERS                              ACM Government Spectrum Fund
================================================================================

August 16, 1999

Dear Shareholder:

This report provides the performance, investment strategy, and outlook for the ACM Government Spectrum Fund (the "Fund") over the six-month period ended June 30, 1999. The Fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

INVESTMENT PERFORMANCE

The following table shows how your Fund performed over the six- and twelve-month periods ended June 30, 1999. For comparison, we have included performance for your Fund's benchmark index, as represented by the Lehman Brothers ("LB") Aggregate Bond Index.

During the six- and twelve-month periods ended June 30, 1999, your Fund underperformed its benchmark index. As U.S. growth remained strong and global growth improved, the U.S. Federal Reserve moved to increase interest rates, causing U.S. Treasury bond prices to fall. As of June 30, your Fund held 64% of its total market value in the U.S. Treasury sector, versus the LB Aggregate Bond Index's 35% exposure to U.S. Treasuries. Subsequently, during the six-month period, the Fund's allocation to the U.S. Treasury market dampened performance.

Over the twelve-month period, turmoil in Asia, which spread through Russia and Latin America, caused all emerging market debt to underperform. Consequently, during the twelve months under review, your Fund's 18% exposure to emerging market bonds was the primary reason for the Fund's underperformance versus the U.S.-only LB Aggregate Bond Index.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended June 30, 1999

                                                              Total Returns
                                                       6 Months        12 Months
                                                       --------        ---------

ACM Government
  Spectrum Fund                                           -2.06%         1.56%
Lehman Brothers
  Aggregate Bond Index                                    -1.37%         3.15%

* The Fund's investment results are total returns for the period and are based on the net asset value of the Fund as of June 30, 1999. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers ("LB") Aggregate Bond Index is composed of the LB Mortgage-Backed Index, LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------

MARKET OVERVIEW

The outlook for the global economy continued to brighten during the first six months of 1999. Signs of a strong recovery in East Asia, better-than-expected growth in Japan, and a quick drop in Brazilian interest rates bolstered investor confidence. In the United States, private demand growth has downshifted but remains exceptionally strong, while inflation and unemployment have remained low. With economic activity remaining strong and global liquidity concerns abating, the U.S. Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate by 25 basis points, to 5.00%, in June. For the six months ended June 30, 1999, the U.S. yield curve flattened as short- and intermediate-term rates rose more than long-term rates. Two-year U.S. Treasury yields rose from 4.53%, to 5.52%, while thirty-year U.S. Treasury yields rose from 5.09%, to 5.97%.

LETTER TO SHAREHOLDERS                              ACM Government Spectrum Fund
================================================================================

During the six-month period ended June 30, 1999, the U.S. bond market, as represented by the LB Aggregate Bond Index, declined by 1.4% as economic growth strengthened and the U.S. Federal Reserve raised interest rates. Among the sectors of the U.S. bond market, the mortgage sector recorded the strongest performance, while the U.S. Treasury market recorded the weakest performance. As credit markets continued to stabilize from the turmoil in 1998, and the threat of higher interest rates surfaced, investors moved out of U.S. Treasuries and back into higher-yielding sectors in search of higher returns. The mortgage sector was the main beneficiary of this change in interest-rate expectations. When interest rates rose, mortgage refinancing slowed and mortgage prepayments fell, making mortgage-backed securities more attractive.

During the six months under review, most developed countries outside the U.S. showed signs of improving economic growth while inflation remained low. Divergent interest-rate policies (the European Central Bank and Bank of Japan eased, while the U.S. Federal Reserve indicated a tightening bias) caused the U.S. bond market to underperform all other developed bond markets, in local currency terms and on a hedged basis. The Japanese bond market, boosted by domestic investment and, until late in the quarter, a poor economic environment, posted the strongest performance among bond markets of developed countries. In aggregate, the developed global bond markets, excluding the U.S., as represented by the J.P. Morgan ("JPM") non-U.S. Government Bond Index (Hedged), gained 1.0% during the six months ended June 30, 1999.

In the emerging markets, favorable growth surprises surfaced. Economic weakness in Latin America proved less severe than anticipated, and the Asian economies appeared to be improving. However, concerns about tighter U.S. monetary policy dampened the investor enthusiasm exhibited earlier this year. In aggregate, the emerging market debt sector, as represented by the JPM Emerging Markets Bond Index Plus, gained 10.5%, outperforming the traditional bond market sectors during the six-month period. Individual emerging market returns were mixed during the period, with Russia posting the largest gains and non-Latin countries outperforming Latin countries.

INVESTMENT STRATEGY

Over the six-month period ended June 30, 1999, we maintained a longer interest-rate duration than the market, generally employing U.S. Treasury holdings with maturities of ten years or more. We opportunistically employed securities issued in foreign countries to enhance portfolio yield. The Fund held the government debt of Mexico, Brazil and Argentina. We initiated a position in Mexican government bonds based on our conviction that this is an improving credit, moving toward investment-grade status after the presidential election in 2000. We also invested in more developed countries such as New Zealand and Australia

OUTLOOK

Globally, growth prospects are improving and inflation pressures remain subdued. While the U.S. economy appears to be moderating somewhat from the robust level of the first quarter, we still estimate that growth for calendar 1999 will be close to the 3.9% pace of 1998. We believe the risks remain toward somewhat tighter monetary policy and higher interest rates. While the non-Treasury sectors of the market appear to be cheap by historical standards, the upward pressure on rates, and liquidity concerns related to this year-end are likely to keep yield premiums wide in the near term. In this environment, security selection will remain focused on longer-term fundamentals, recognizing that near-term liquidity will be limited.

In Europe, although there are signs that a mild recovery is underway, we continue to expect growth to be 1.9% in 1999, down from the 2.6% pace of 1998.

                                                    ACM Government Spectrum Fund
================================================================================

Increasing global demand, low interest rates and a weak Euro should help improve growth prospects going forward. We believe the European Central Bank will maintain a neutral monetary policy. Japan is also showing signs of stronger economic activity and we expect 1999 gross domestic product growth to be 0.3%, an improvement over the 2.9% decline of 1998. The extent to which the Japanese economy rebounds remains a key issue going forward in terms of global growth and interest-rate patterns.

Improving global growth and subdued inflation should provide the environment necessary for emerging countries to gradually improve their credit profiles. However, in the period ahead we see performance divergences developing between those countries with constructive reform-oriented policies (expected to outperform), and those countries with less commitment to the reform process (expected to underperform). Therefore, country selection will remain critical. While there may well be short-term market volatility as investor sentiment shifts with events, we expect the strongest performance from Mexico, Panama, Brazil and the Philippines.

Thank you for your continued interest and investment in the ACM Government Spectrum Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
June 30, 1999 (unaudited)                           ACM Government Spectrum Fund
================================================================================

                                            Shares or
                                            Principal
                                              Amount
                                               (000)                U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS -- 77.6%

U.S. TREASURY BONDS -- 43.6%
  6.125%, 11/15/27 (a)................     $    7,000              $  6,952,960
  8.125%, 8/15/19 (a).................         11,000                13,285,910
  10.75%, 8/15/05 (a).................         11,250                13,985,100
  12.375%, 5/15/04 (a)................          7,800                 9,923,082
  12.75%, 11/15/10 (a)................          9,250                12,470,110
  13.75%, 8/15/04 (a).................         11,500                15,453,125
  14.00%, 11/15/11 (a)................         23,300                34,083,473
                                                                   ------------
                                                                    106,153,760
                                                                   ------------
U.S. TREASURY NOTES -- 16.5%
  5.25%, 8/15/03 (a)..................          2,000                 1,965,940
  6.875%, 5/15/06 (a).................         22,900                24,109,349
  7.875%, 11/15/04 (a)................         12,800                14,000,000
                                                                   ------------
                                                                     40,075,289
                                                                   ------------
U.S. TREASURY STRIPS -- 7.7%
  Zero coupon, 5/15/15................         51,000                18,749,130
                                                                   ------------
MORTGAGE RELATED
  SECURITIES -- 9.8%
Federal National
  Mortgage Association
  6.00%, 2/01/14......................          6,334                 6,117,773
  6.00%, 1/01/29......................          6,430                 6,040,032
  8.00%, 6/01/28......................          5,219                 5,368,557
                                                                   ------------
                                                                     17,526,362
                                                                   ------------
Government National
  Mortgage Association
  6.50%, 2/15/29......................          6,482                 6,233,032
                                                                   ------------
Total U.S. Government and
  Agency Obligations
  (cost $195,216,222).................                              188,737,573
                                                                   ------------
SOVEREIGN DEBT
  OBLIGATIONS -- 28.2%

ARGENTINA -- 3.2%
Province of Tucuman
  9.45%, 8/01/04 (b)..................          1,500                 1,229,994
Federal Republic of Argentina
  11.00%, 12/04/05....................          7,000                 6,466,250
  Warrants expiring
  12/03/99 (c)........................          7,000                    70,000
                                                                   ------------
                                                                      7,766,244
                                                                   ------------
AUSTRALIA -- 2.9%
Commonwealth of
Australia
  9.75%, 3/15/02......................  AUD     9,500              $  6,926,812
                                                                   ------------
BRAZIL -- 2.8%
Republic of Brazil
  C Bonds
  8.00%, 4/15/14 (d)..................     $    5,379                 3,469,300
  10.125%, 5/15/27....................          4,500                 3,341,250
                                                                   ------------
                                                                      6,810,550
                                                                   ------------
COLOMBIA -- 2.5%
Republic of Colombia
  8.625%, 4/01/08.....................          8,000                 6,200,000
                                                                   ------------
ECUADOR -- 0.8%
Republic of Ecuador
  3.50%, 2/28/25......................          5,000                 1,937,500
                                                                   ------------
GREECE -- 2.8%
Hellenic Republic
  8.90%, 4/01/03......................   GRD2,000,000                 6,814,002
                                                                   ------------
MEXICO -- 3.9%
Mexican Treasury Bill
  24.96%, 4/13/00 (e).................   MXP   33,354                 2,983,967
United Mexican States
  10.375%, 2/17/09 ...................     $    6,500                 6,565,000
                                                                   ------------
                                                                      9,548,967
                                                                   ------------
NEW ZEALAND -- 2.6%
New Zealand
  10.00%, 3/15/02.....................   NZD   11,000                 6,441,290
                                                                   ------------
PANAMA -- 2.7%
Republic of Panama
  9.375%, 4/01/29.....................     $    7,000                 6,659,100
                                                                   ------------
RUSSIA -- 0.8%
Ministry of Finance
  3.00%, 5/14/03 .....................          3,300                   775,500
Russian Principal Loans
  FRN
  6.718%, 12/15/20....................          8,000                   970,400
Russian IAN FRN
  6.0625%, 12/15/15...................            376                    58,786
                                                                   ------------
                                                                      1,804,686
                                                                   ------------

                                                    ACM Government Spectrum Fund
================================================================================

                                            Principal
                                              Amount
                                               (000)                U.S. $ Value
--------------------------------------------------------------------------------

SOUTH AFRICA -- 2.1%
Development Bank of
South Africa
  Zero coupon, 12/31/27...............   ZAR  250,000              $    766,490
European Bank for
  Reconstruction and
  Development
  Zero coupon, 04/07/27...............        200,000                   928,075
International Bank for
  Reconstruction and
  Development
  Zero coupon, 12/31/25...............        300,000                 1,475,638
  Zero coupon, 2/17/26................        250,000                 1,230,527
  Zero coupon, 7/14/27................        150,000                   710,971
                                                                   ------------
                                                                      5,111,701
                                                                   ------------
TURKEY -- 1.1%
Republic of Turkey
  12.375%, 6/15/09....................     $    2,600              $  2,580,500
                                                                   ------------
Total Sovereign Debt Obligations
  (cost $80,590,782)..................                               68,601,352
                                                                   ------------

TOTAL INVESTMENTS -- 105.8%
  (cost $275,807,004).................                              257,338,925
Other assets less liabilities--(5.8)%                               (14,082,783)
                                                                   ------------

NET ASSETS -- 100%....................                             $243,256,142
                                                                   ============

--------------------------------------------------------------------------------

(a) Securities, or portion thereof, have been segregated to collateralize open forward exchange currency contracts. Total value of segregated securities amounted to $146,229,049 at June 30, 1999.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, this security amounted to $1,229,994 or 0.5% of net assets.
(c)   Non-income producing security.
(d)   Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.
(e)   Interest rate represents annualized yield to maturity at purchase date.

      Glossary of Terms:
      FRN -- Floating Rate Note
      IAN -- Interest Arrears Note

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (unaudited)                           ACM Government Spectrum Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $275,807,004) ......   $257,338,925
  Cash .........................................................        653,251
  Interest receivable ..........................................      4,095,287
  Receivable for investment securities sold ....................      2,051,661
  Unrealized appreciation of forward currency contracts ........        247,615
  Prepaid expenses .............................................         17,997
                                                                   ------------
  Total assets .................................................    264,404,736
                                                                   ------------

LIABILITIES
  Payable for investment securities purchased ..................     19,091,310
  Dividend payable .............................................      1,666,261
  Advisory fee payable .........................................        175,585
  Administrative fee payable ...................................         41,560
  Accrued expenses .............................................        173,878
                                                                   ------------
  Total liabilities ............................................     21,148,594
                                                                   ------------

NET ASSETS .....................................................   $243,256,142
                                                                   ============

COMPOSITION OF NET ASSETS
  Capital stock, at par ........................................   $    370,280
  Additional paid-in capital ...................................    325,038,367
  Distributions in excess of net investment income .............     (1,978,009)
  Accumulated net realized loss on investments and foreign
    currency transactions ......................................    (61,929,535)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities ................    (18,244,961)
                                                                   ------------
                                                                   $243,256,142
                                                                   ============

NET ASSET VALUE PER SHARE  (based on 37,028,027 shares
   outstanding) ................................................          $6.57
                                                                          =====

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (unaudited)          ACM Government Spectrum Fund
================================================================================

INVESTMENT INCOME
  Interest ...............................................              $ 11,059,331

EXPENSES
  Advisory fee ...........................................   $955,151
  Administrative fee .....................................    235,472
  Custodian ..............................................     53,838
  Transfer agency ........................................     45,746
  Reports and notices to shareholders ....................     33,222
  Audit and legal ........................................     37,759
  Directors' fees ........................................     16,312
  Registration fee .......................................     14,376
  Taxes ..................................................     12,150
  Miscellaneous ..........................................      7,602
                                                             --------
  Total expenses .........................................                 1,411,628
                                                                        ------------
  Net investment income ..................................                 9,647,703
                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions ...........                (2,066,573)
  Net realized loss on foreign currency transactions .....                  (664,095)
  Net change in unrealized appreciation (depreciation) of:
    Investments ..........................................               (13,398,698)
    Foreign currency denominated assets and liabilities ..                   107,111
                                                                        ------------
  Net realized and unrealized loss on investments and
    foreign currency transactions ........................               (16,022,255)
                                                                        ------------
  NET DECREASE IN NET ASSETS FROM OPERATIONS .............              $ (6,374,552)
                                                                        ============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                  ACM Government Spectrum Fund
================================================================================

                                                                             Six Months Ended
                                                                              June 30, 1999        Year Ended
                                                                               (unaudited)     December 31, 1998
                                                                             ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ...................................................   $   9,647,703      $  18,484,937
  Net realized gain (loss) on investments and foreign currency transactions      (2,730,668)         4,658,861
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency denominated assets and liabilities ...............     (13,291,587)        (9,441,992)
                                                                              -------------      -------------
  Net increase (decrease) in net assets from operations ...................      (6,374,552)        13,701,806

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ....................................     (11,663,518)       (18,484,937)
  Distributions in excess of net investment income ........................             -0-         (1,787,336)
                                                                              -------------      -------------
  Total decrease ..........................................................     (18,038,070)        (6,570,467)

NET ASSETS
  Beginning of period .....................................................     261,294,212        267,864,679
                                                                              -------------      -------------
  End of period ...........................................................   $ 243,256,142      $ 261,294,212
                                                                              =============      =============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (unaudited)                           ACM Government Spectrum Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Government Spectrum Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holdings of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency

NOTES TO FINANCIAL STATEMENTS (cont.)               ACM Government Spectrum Fund
================================================================================

denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized depreciation of investments and foreign currency transactions.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory, Administrative Fees and Other Transactions with Affiliates.

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquires on behalf of the Fund. During the six months ended June 30, 1999, the Fund reimbursed AFS $3,420.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $58,988,558 and $40,499,629, respectively, for the six months ended June 30, 1999. There were purchases of $218,523,829 and sales of $218,431,316 of U.S. government and government agency obligations during the six months ended June 30, 1999.

At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,140,208 and gross unrealized depreciation was $19,608,287 resulting in net unrealized depreciation of $18,468,079 (excluding foreign currency transactions).

At December 31, 1998, the Fund had a capital loss carryforward of $57,016,329 of which $22,208,518 expires in the year 2002, $32,047,923 expires in the year 2003, $2,680,733 expires in the year 2004 and $79,155 expires in the year 2005.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract

                                                    ACM Government Spectrum Fund
================================================================================

and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract. At June 30, 1999, the Fund had outstanding forward exchange currency contracts as follows:

                                                        U.S. $
                                           Contract    Value on      U.S. $     Unrealized
Forward Exchange                            Amount   Origination    Current    Appreciation
Currency Buy Contracts                      (000)       Date         Value    (Depreciation)
                                           -------   -----------   ---------  --------------
Australian Dollars, settling 7/27/99           152   $  101,660   $  100,614   $   (1,045)

Forward Exchange
Currency Sale Contracts

Australian Dollars, settling 7/15/99        11,000    7,312,470    7,272,670       39,800
Euro Dollars, settling 9/13/99 ......        1,200    1,266,441    1,244,404       22,037
British Pounds, settling 7/21/99 ....        2,500    4,043,875    3,941,110      102,765
Greek Drachmas, settling 7/30/99 ....      540,115    1,718,487    1,707,007       11,480
Japanese Yen, settling 7/09/99 ......      533,000    4,426,910    4,411,689       15,221
New Zealand Dollars, settling 7/27/99       12,720    6,795,595    6,738,238       57,357
                                                                               ----------
                                                                               $  247,615
                                                                               ==========

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds

NOTES TO FINANCIAL STATEMENTS (cont.)               ACM Government Spectrum Fund
================================================================================

from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 1999, the Fund did not have any written option transactions.

3. Interest Rate Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net change in unrealized appreciation (depreciation) of investments.

At June 30, 1999, the Fund did not have any interest rate swap contracts outstanding.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 37,028,027 shares were outstanding at June 30, 1999. During the six months ended June 30, 1999 and the year ended December 31, 1998, the Fund did not issue any shares in connection with the dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchanges rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.

--------------------------------------------------------------------------------

NOTE F: Year 2000

Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures at or after the Year 2000. This is commonly known as the Year 2000 problem. The Fund and its major service providers, including

                                                    ACM Government Spectrum Fund
================================================================================

Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information. Should any of computer systems employed by the Fund or its major service providers, including Alliance, fail to process year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's stockholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. The Fund has been advised that, during 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance, established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems and non-mission critical systems and determined which of these systems are not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. Alliance will seek alternative solutions or third party suppliers for all suppliers who do not furnish a satisfactory response by July 31, 1999. The same process is being performed for non-mission critical systems with estimated completion by July 31, 1999. Alliance had remediated, replaced or retired all of its non-compliant mission critical systems and applications which can impact the Fund. After each system has been remediated, it is tested with 19xx dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 89% of nonmission critical systems. Integrated systems tests will then be conducted to verify that the systems will continue to work together. Full integration testing of all mission critical and non-mission critical systems is estimated to be completed by July 31, 1999. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control. The estimated date for the completion of these plans is July 31, 1999.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers, including Alliance, will nor operate as intended and that the systems and applications of third party providers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will

NOTES TO FINANCIAL STATEMENTS (cont.)               ACM Government Spectrum Fund
================================================================================

not exceed current cost estimates. Should the significant computer systems and applications used by the Fund and its major service providers or the systems of its important third party suppliers be unable to process date sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct its normal business operations and to provide shareholders with the required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000," as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

FINANCIAL HIGHLIGHTS                                ACM Government Spectrum Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                     Six Months
                                                        Ended                         Years Ended December 31,
                                                    June 30, 1999     ---------------------------------------------------------
                                                     (unaudited)       1998        1997         1996        1995          1994
                                                    -------------     ------      ------       ------      ------        ------
Net asset value, beginning of year ...............     $ 7.06         $ 7.23      $ 7.16       $ 7.47      $ 6.89        $ 9.49
                                                       ------         ------      ------       ------      ------        ------
Income From Investment Operations
Net investment income ............................        .26            .50         .51          .57         .70(a)        .74(a)
Net realized and unrealized gain
  (loss) on investments, options written
  and foreign currency transactions ..............       (.43)          (.12)        .17         (.19)        .66         (2.46)
                                                       ------         ------      ------       ------      ------        ------
Net increase (decrease) in net asset
  value from operations ..........................       (.17)           .38         .68          .38        1.36         (1.72)
                                                       ------         ------      ------       ------      ------        ------

Less: Dividends and Distributions
Dividends from net investment income .............       (.32)          (.50)       (.52)        (.57)       (.70)         (.70)
Distributions in excess of net investment income .        -0-           (.05)       (.09)        (.12)       (.01)          -0-
Tax return of capital distribution ...............        -0-            -0-         -0-          -0-        (.07)         (.18)
                                                       ------         ------      ------       ------      ------        ------
Total dividends and distributions ................       (.32)          (.55)       (.61)        (.69)       (.78)         (.88)
                                                       ------         ------      ------       ------      ------        ------
Net asset value, end of period ...................     $ 6.57         $ 7.06      $ 7.23       $ 7.16      $ 7.47        $ 6.89
                                                       ======         ======      ======       ======      ======        ======
Market value, end of period ......................     $5.813         $6.188      $6.625       $6.375      $6.625        $7.125
                                                       ======         ======      ======       ======      ======        ======

Total Investment Return
Total investment return based on:(b)
  Market value ...................................      (1.04)%         1.55%      13.79%        6.55%       4.32%       (20.44)%
  Net asset value ................................      (2.06)%         6.16%      10.57%        6.13%      21.64%       (18.93)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........   $243,256       $261,294    $267,865     $265,248    $276,638      $254,616
Ratio of expenses to average net assets ..........       1.13%(c)       1.06%       1.15%        1.17%       1.31%         1.21%
Ratio of net investment income to average
  net assets .....................................       7.70%(c)       7.00%       7.30%        8.10%      10.07%         9.58%
Portfolio turnover rate ..........................        100%           191%        350%         453%        377%          294%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(c)   Annualized.

ADDITIONAL INFORMATION                              ACM Government Spectrum Fund
================================================================================

Supplemental Proxy Information

The Annual Meeting of the Shareholders of the ACM Government Spectrum Fund was held on Tuesday, March 9, 1999. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                             Voted Withheld/
                                                                 Voted For      Abstain
---------------------------------------------------------------------------------------------
1. To elect directors:     Class Two Directors
                           (term expires in 2002)
                           David H. Dievler                     32,843,266      1,337,302
                           William H. Foulk, Jr.                32,848,246      1,332,322
                           Dr. James M. Hester                  32,851,243      1,329,325

                                                                    Voted         Voted
                                                    Voted For      Against      Abstain
---------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the
   fiscal year ending December 31, 1999.           33,021,113      669,288        490,167

                                                    ACM Government Spectrum Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)
Robert C. White (1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue New
York, NY 10019

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Spectrum Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1)   Member of Audit committee

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Government Spectrum Fund
Summary of General Information

The Fund

ACM Government Spectrum Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund invests at least 65% of assets primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the United States and those issued by foreign governments. The Fund may also use certain other investment techniques, including options and futures. The Fund may invest up to 35% of its net assets in below-investment grade securities. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSP". The Fund's NYSE trading symbol is "SI". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Government Spectrum Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPCSR 699


                                       ACM
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                                   GOVERNMENT
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                                    SPECTRUM
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                                      FUND
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                                        Semi-Annual
                                        Report
                                        June 30, 1999






                                               Alliance(R)